Exhibit 99(b)

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Luby's, Inc. on Form 10-Q for the fiscal quarter ended May 7, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Christopher J. Pappas, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 18, 2003	/s/Christopher J. Pappas

Christopher J. Pappas
President and
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Luby's, Inc. and will be retained by Luby's, Inc. and furnished to the Securities and Exchange Commission upon request.

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Luby's, Inc. on Form 10-Q for the fiscal quarter ended May 7, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Ernest Pekmezaris, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 18, 2003	/s/Ernest Pekmezaris

Ernest Pekmezaris
Senior Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Luby's, Inc. and will be retained by Luby's, Inc. and furnished to the Securities and Exchange Commission upon request.